Prospectus Supplement

November 29, 2011

Morgan Stanley Institutional Fund Trust

Supplement dated November 29, 2011 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 31, 2011 of:

Investment Grade Fixed Income Portfolio

The Board of Trustees of Morgan Stanley Institutional Fund Trust, at a meeting held on September 27-28, 2011, approved various changes with respect to the Investment Grade Fixed Income Portfolio (the "Portfolio") including (i) changing the Portfolio's name to the Corporate Bond Portfolio, (ii) changing the Portfolio's 80% investment policy and (iii) changing the Portfolio's principal investment strategies and corresponding risks, as appropriate. In connection with these changes the portfolio management team of the Portfolio will change. Accordingly, effective December 20, 2011, the Prospectus is revised as follows:

The section of the Prospectus entitled "Portfolio Summary—Investment Adviser—Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Joseph Mehlman	Executive Director	December 2011

Christian G. Roth	Managing Director	December 2011

***

The first and second paragraphs under the section of the Prospectus entitled "Fund Management—Portfolio Management—Investment Grade Fixed Income Portfolio" are hereby deleted and replaced with the following:

The Portfolio's assets are managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Joseph Mehlman, an Executive Director of the Adviser, and Christian G. Roth, a Managing Director of the Adviser.

Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002. Mr. Roth has been associated with the Adviser in an investment management capacity since 1991.

Please retain this supplement for future reference.

  IFTFISPT2 11/11

Statement of Additional Information Supplement

November 29, 2011

Morgan Stanley Institutional Fund Trust

Supplement dated November 29, 2011 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 31, 2011

Effective December 20, 2011, the name of the Investment Grade Fixed Income Portfolio will be changed to the Corporate Bond Portfolio. As a result, effective December 20, 2011, all references to the Investment Grade Fixed Income Portfolio are hereby replaced with the Corporate Bond Portfolio. In addition, effective December 20, 2011, the information in the section of the Statement of Additional Information entitled "Investment Adviser—Portfolio Managers—Other Accounts Managed by the Portfolio Managers at September 30, 2010 (unless otherwise indicated)" with respect to the Investment Grade Fixed Income Portfolio is hereby deleted and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Corporate Bond Portfolio
Joseph Mehlman*	5	$613.5 million	0	$0	53	$12.6 billion
Christian G. Roth*	6	$687.6 million	12	$6.3 billion	39	$14.9 billion

*  Figures shown are as of September 30, 2011.

The section of the Statement of Additional Information entitled "Investment Adviser—Portfolio Managers—Securities Ownership of Portfolio Managers (at September 30, 2010, unless otherwise noted): Investment Grade Fixed Income Portfolio" is hereby deleted and replaced with the following:

Corporate Bond Portfolio

Joseph Mehlman — None*

Christian G. Roth — None*

*  Figures shown are as of September 30, 2011.

Please retain this supplement for future reference.